UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 14, 2019

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On December 14, 2016, The Kroger Co. (the “Company”) filed Registration Statement No. 333-215085 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”).  Pursuant to a Prospectus Supplement dated January 7, 2019, the Company is issuing $600,000,000 of debt securities denominated 4.500% Senior Notes due 2029, and $600,000,000 of debt securities denominated 5.400% Senior Notes due 2049 (collectively, the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities.  In connection with the issuance of the Notes, the Company has executed an Underwriting Agreement and a Pricing Agreement each dated as of January 7, 2019, among the Company, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Drexel Hamilton, LLC and The Williams Capital Group, L.P. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement.

The Forty-Fifth Supplemental Indenture, relating to the 4.500% Senior Notes due 2029, dated as of January 14, 2019, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between the Company and Firstar Bank, National Association, as Trustee. The Forty-Fifth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Forty-Sixth Supplemental Indenture, relating to the 5.400% Senior Notes due 2049, dated as of January 14, 2019, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between the Company and Firstar Bank, National Association, as Trustee. The Forty-Sixth Supplemental Indenture is attached hereto as Exhibit 4.3.2.

An opinion of Christine S. Wheatley, Esq., including her consent, is attached hereto as Exhibit 5.1. An opinion of Freshfields Bruckhaus Deringer US LLP, including its consent, is attached hereto as Exhibit 5.2.

The Company expects to use the net proceeds of this offering to to refinance long-term indebtedness and other indebtedness, including debt that matures in January 2019, and for general corporate purposes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of January 7, 2019, among the Company, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Drexel Hamilton, LLC and The Williams Capital Group, L.P.

1.1.1

Pricing Agreement, dated as of January 7, 2019, among the Company, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Drexel Hamilton, LLC and The Williams Capital Group, L.P.

4.3.1

Forty-Fifth Supplemental Indenture, relating to the 4.500% Senior Notes due 2029, dated as of January 14, 2019, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.2

Forty-Sixth Supplemental Indenture, relating to the 5.400% Senior Notes due 2049, dated as of January 14, 2019, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of January 7, 2019, among the Company, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Drexel Hamilton, LLC and The Williams Capital Group, L.P.

1.1.1

Pricing Agreement, dated as of January 7, 2019, among the Company, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Drexel Hamilton, LLC and The Williams Capital Group, L.P.

4.3.1

Forty-Fifth Supplemental Indenture, relating to the 4.500% Senior Notes due 2029, dated as of January 14, 2019, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.2

Forty-Sixth Supplemental Indenture, relating to the 5.400% Senior Notes due 2049, dated as of January 14, 2019, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

January 14, 2019	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel